Exhibit 10.5

                      CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT ("Agreement") is entered into and is effective as of February 23, 2004 ("Effective Date") by and between UniPro Financial Services, Inc. a Florida Corporation with principal offices at 1450 S. Dixie Highway, Suite 200, Boca Raton, FL 33432 ("Company"), and Willis B. Hale, ("Consultant") residing in Pompano Beach, Florida.

R E C I T A L S:
           A. Consultant has more than 20 years of varied business and technology development experience, including the evaluation of financial operations of business enterprises; and provides his services to the general business community.
           B. Company desires to avail itself of Consultant's services to provide positive effects for the Company and to enhance its business efforts.

NOW THEREFORE, for and in consideration of the mutual premises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties agree as follows:

T E R M S:
1.00     Services to be performed by Consultant
From time to time, and at his own convenience, Consultant shall review and evaluate business entities and or technology products, which the Company may have an interest in acquiring. In addition, Consultant may on his own seek and find business entities and or technology products to present to the Company as possible merger or acquisition targets.
2.00     Terms & Fees
      2.01 This Agreement shall commence on March 1, 2004 ("Effective Date") and shall expire on the first anniversary thereof. The company shall have the right to extend this contract for an additional One Year duration on the same terms and conditions.
      2.02 As compensation for Consultant's services required hereunder, Consultant shall be entitled to receive 17,500 shares of the Company's common stock, and 23,500 Common Stock Purchase Warrants, entitling the Consultant to purchase up to 23,500 shares of the Company's common stock at the exercise price of $1.00 per share.
The shares and the shares underlying the Warrants shall be issued pursuant to the Company's 2003 Equity Incentive Plan, and registered pursuant to an appropriate S-8 Registration Statement, to be filed on or before issuance. Unless otherwise agreed, the certificate representing the shares shall be issued subsequent to the Effective Date of this Agreement.
      2.03 In the event that Consultant introduces a third party business opportunity to the Company and a transaction with that third party is effectively completed, Consultant shall be entitled to a finder's fee, payable in cash and/or stock, as may hereafter be agreed upon between the parties at or before the subject transaction is completed.
      2.04 The Consultant is an independent contractor, and shall at all time maintain control of his performance pursuant to this Agreement. There is no other relationship between the parties intended or implied.
3.00     Termination
     3.01 Company may terminate this agreement anytime after the first 90 days with 30 days prior written notice. If this Agreement is terminated, the Warrants to Purchase shares that have not yet been exercised, if any, shall automatically terminate simultaneously herewith.
      3.02 If Company chooses to extend the term of this Agreement beyond March 1, 2005, and thereafter desires to terminate this contract, it may do so at any time provided it gives Consultant at least 30 days prior written notice.
4.00     Miscellaneous
     4.01 Anti-dilution. There is no implied "anti-dilutive" provision in this Agreement.
      4.02 Successors. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnities of each of the parties to this Agreement.
      4.03 Governing Law. This Agreement and the interpretation and enforcement of the terms of this Agreement shall be governed under and subject to the laws of the State of Florida.
      4.04 Integration. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten. Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove.


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      4.05 Attorneys Fees. In the event of a dispute between  the parties concerning the enforcement or interpretation of this Agreement, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys' fees and other costs and expenses by the other parties to the dispute.
     4.06 Context. Wherever the context so requires, the singular number shall include the plural and the plural shall include the singular.
      4.07  Captions.  The  captions by which  the  sections  and
subsections  of  this  Agreement  are      identified   are   for
convenience  only, and shall have no affect whatsoever  upon  its interpretation.
      4.08 Severance. If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed severed and deleted and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.
      4.09 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and, when taken together shall constitute one and the same instrument.
      4.10 Expenses Associated With This Agreement. Each of the parties hereto agrees to bear its own costs, attorney's fees and related expenses associated with this Agreement.
      4.11 Arbitration. Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in the State of Florida. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate a panel of three arbitrators from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the
applicable   statutes  of  limitations.  The  decision   of   the
arbitrators  shall  be  rendered  within  Sixty  (60)   days   of
submission  of  any  claim or dispute, shall be  in  writing  and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.
     4.12 Assignment. Neither Company, nor Consultant, shall have the right to assign or delegate this Agreement or any rights or
obligations   created  hereby  unless  the  non-assigning   party
expressly approves the assignment in writing.
      4.13 Authority to Bind. A responsible officer of each party has read and understands the contents of this Agreement and is empowered and duly authorized on behalf of that party to execute it.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.
          COMPANY:   UniPro Financial Services, Inc.
                     a Florida corporation

                     By: /s/Harvey Judkowitz
                        ----------------------------------
                         Harvey Judkowitz,  CEO


       CONSULTANT:   Willis B. Hale
                     --------------

                     /s/Willis B. Hale
                     --------------------------------------


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                 UniPro Financial Services, Inc.
                   2003 EQUITY INCENTIVE PLAN
                     Stock Option Agreement

Grant of options to Willis Hale (the "Optionee") under the UniPro Financial Services, Inc. ("UniPro") 2003 Equity Incentive Plan (the "Incentive Plan") adopted by the Board of Directors and approved by the Shareholders, effective as of August 1, 2003.

The Purpose of the Plan
        UniPro (the "Grantor") is a young company. It will need the help of all its employees and consultants to prosper and grow in a market where many of its competitors are bigger and older. The success of UniPro depends on many factors. One of the most important, is the quality of its management and its consultants, the quality and dedication of their work; the quality of their perseverance. This option is intended to help build a strong management team. The proof of that organizational strength, over time, will be reflected in the financial performance and strength of UniPro. Employees and consultants who are chosen for and respond to the incentives in this option will positively share in those financial rewards.
        This option is anticipated to provide Optionee with beneficial tax treatment. That is, no tax will be recognized on the grant of the option. An Optionee who is not an employee at the time of grant will recognize ordinary income at the date of exercise, measured at the fair market value of the grantor's Common Stock at the date of exercise.

        NOW,  THEREFORE, in consideration of the promises of  the
Optionee to provide for One year from the date hereof, his continual technology consulting services as an independent business and financial consultant to the Grantor and to help it achieve the goals set forth herein and for other good and valuable consideration, the Grantor hereby grants to the Optionee 17,500 shares of Common Stock, and options to purchase 23,500 shares of common stock of the Grantor on the terms and conditions set forth in this Agreement made as of this 24th day of February 23, 2004 by and between Grantor, a Florida corporation and the Optionee, residing at in Boca Raton, Florida.
1. Option. Pursuant to the Plan, the Grantor hereby grants to the Optionee an Option to purchase, at any time prior to 5:00 p.m. New York time on March 1, 2005, up to Twenty-Three Thousand Five Hundred (23,500) fully paid and non-assessable shares of the Common Stock of the Grantor, par value $.00l per share, subject to the terms and conditions of this Agreement, including the conditions for vesting set forth in Section 3(b).
2.  Purchase  Price.  The purchase ("exercise")  price  shall  be
$1.00 per share. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection therewith.
3. Exercise of Option.
       (a) The Optionee shall notify the Grantor by registered or certified mail, return receipt requested, addressed to its principal office as to the number of shares which he desires to purchase under the options herein granted, which notice shall be accompanied by payment (by cash or certified check) of the option price therefore as specified in Paragraph 2 above. As soon as practicable thereafter, the Grantor shall at its principal office tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.
       (b) The option granted hereunder shall vest in, and become exercisable by, Optionee immediately.
4. Option Conditioned on Continued Consulting Relationship. If Optionee's employment relationship with Grantor shall terminate for any reason, any option granted to the Optionee hereunder which has not vested shall immediately expire.
5.  Divisibility and Non-Assignability of the Options.
        (a) The Optionee may exercise the options herein granted from time to time during the periods of their respective effectiveness with respect to any whole number of shares included therein, but in no event may an option be exercised as to less than one hundred (100) shares at any one time, except for the remaining shares covered by the option if less than one hundred
(100).
        (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and these options, or any of them, shall be exercisable during his lifetime only by the Optionee.
6. Stock as Investment. Unless shares are issued pursuant to an effective registration statement, by accepting this option, the Optionee agrees for himself, his heirs and legatees that any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder the Optionee, or his heirs or legatees receiving such shares, shall deliver to the Grantor a representation in writing, that such shares are being acquired in good faith for investment and not for distribution. Grantor may place a "stop transfer" order with respect to such shares with its transfer agent and place an appropriate restrictive legend on the stock certificate.
7. Restriction on Issuance of Shares. The Grantor shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of any option unless (a) the issuance of such shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Grantor shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof, and (c) permission for the listing of such shares shall have been given by any national securities exchange on which the Common Stock of the Grantor is at the time of issuance listed.
8. Tax Withholding. The Company shall be entitled to withhold all amounts required to pay any withholding tax which the Company is required by law to withhold as a result of the exercise of an option granted hereunder and pay over any amounts so withheld.
9.   Effect of Mergers. Consolidations or Sales of Assets.
     (a) In the event that the outstanding shares of Common Stock are changed after the date hereof by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock issuable upon exercise of the outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common
Stock  of  the  Company  would have been entitled  to  upon  such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, other than in connection with the sale of substantially all the assets of Grantor, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.


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      (b)  Notwithstanding the above, this  option  may,  at  the discretion of the Board of Directors of the Grantor and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Grantor, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the Optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of Optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(l) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.
      (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock, so long as such increase does not result in the holder of the option being deemed to own more than 5% of the total combined voting power or value of all classes of stock of the Grantor or its subsidiaries.
10. No Rights in Option Stock. Optionee shall have no rights as a shareholder in respect of shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.
  11. Effect Upon Employment. This Agreement does not give the Optionee any right to continued employment by the Grantor.
  12.   Binding  Effect.   Except as herein  otherwise  expressly
provided, this Agreement shall be binding upon and inure  to  the
benefit   of   the   parties  hereto,  their   successors   legal
representatives and assigns.
   13. Agreement Subject to Plan. Notwithstanding anything contained herein to the contrary, this Agreement is subject to, and shall be construed in accordance with, the terms of the Plan, and in the event of any inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall govern.
  14. Miscellaneous. This Agreement shall be construed under the laws of the State of Florida. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 23rd day of February, 2004.

                              UniPro Financial Services, Inc.
                              -------------------------------


                              By: /s/
                                 -----------------------------

AGREED TO AND ACCEPTED:

/s/ Willis Hale
----------------------------
Willis Hale







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